Union Carbide Corporation and Subsidiaries	EXHIBIT 10.7.11

ELEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING
LOAN AGREEMENT

This Eleventh Amendment to the Second Amended and Restated Revolving Loan Agreement (the “Amendment”), effective as of October 1, 2023, is entered into by and between Union Carbide Corporation, a New York corporation (the “Lender”) and The Dow Chemical Company, a Delaware corporation (the “Borrower”).

WHEREAS, the Lender and the Borrower are parties to the Second Amended and Restated Revolving Loan Agreement dated as of November 1, 2005, as amended (the “Loan Agreement”);

WHEREAS, the Lender and the Borrower wish to extend the Maturity Date, as defined in the Loan Agreement and as contemplated herein:

NOW, THEREFORE, in view of the following terms and conditions and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.    Section 1.8 definition of “Interest Period” in the Loan Agreement is deleted in its entirety and replaced with the following Section 1.8 definition of “Interest Period”:

“Interest Period” means the period commencing on the first calendar day of each calendar month and ending on the last calendar day of each month (or, in the case of the final Interest Period, the Maturity Date).

2.    Section 1.12 definition of “Maturity Date” in the Loan Agreement is deleted in its entirety and replaced with the following Section 1.12 definition of “Maturity Date”:

“Maturity Date” means December 30, 2024.

3.    The following definition of “Administrative Agent” is hereby added to the Loan Agreement:

“Administrative Agent” means The Dow Chemical Company - responsible for administrating this loan agreement and calculating the Interest Rate.

4.    Section 2.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(a)    The Loan bears interest from day to day at an interest rate per annum (the “Interest Rate”) equal to the lesser of:

(i)    The TDCC Reference Rate minus 0.0625 percent; and

(ii)    the maximum rate allowable by law.

(b)    In no event should the “Interest Rate” pursuant to (a) above be negative, in such case the Loan bears interest at a rate of 0.0%.
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Union Carbide Corporation and Subsidiaries	EXHIBIT 10.7.11

(c)    The Interest Rate for each Interest Period is determined by the Administrative Agent prior to each Interest Period. Such determination is conclusive and binding absent manifest error.

(d)    Interest is calculated by the Administrative Agent on the basis of a 360-day year for actual days occurring during the Interest Period.

(e)    Interest accrues on the unpaid principal amount of each Advance from the date each Advance is made to the date such Advance is payable in accordance with Section 2.4.

(f)    Interest on the unpaid principal amount of the Loan will be calculated on the daily outstanding balance, capitalized and added to the unpaid principal amount of the Loan for value the last day of each Interest Period.

5.    No Other Amendment or Waiver. Except as expressly amended by this Amendment, the Loan Agreement remains in full force and effect in accordance with its terms.

6.    Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.

7.    Governing Law. This Amendment and the rights and obligations of the parties to this Amendment will be governed by and construed and interpreted in accordance with the laws of the State of New York.

[Signature Page Follows]

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Union Carbide Corporation and Subsidiaries	EXHIBIT 10.7.11

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their authorized representatives.

BORROWER:	LENDER:

THE DOW CHEMICAL COMPANY	UNION CARBIDE CORPORATION

By: /s/ MICHAEL NASH	By: /s/ IGNACIO MOLINA
Michael Nash	Ignacio Molina
Global Treasury Director, Financial Planning, Operations and Systems	Chief Financial Officer, Vice President and Treasurer

Signature Page
Eleventh Amendment to the Second Amended and Restated Revolving Loan Agreement
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